UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2023

CTI BIOPHARMA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices, including Zip Code)

(206) 282-7100
(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 10, 2023, by CTI BioPharma Corp., a Delaware corporation (“CTI”), CTI entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Swedish Orphan Biovitrum AB (publ), a Swedish public limited liability company (“Sobi”), and Cleopatra Acquisition Corp., a Delaware corporation and a wholly owned, indirect subsidiary of Sobi (“Purchaser”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser commenced a cash tender offer (the “Offer”) on May 25, 2023 to acquire all of the outstanding shares of common stock of CTI, $0.001 par value per share (the “Shares”), at a purchase price of $9.10 per Share in cash (the “Offer Price”), without interest and subject to any applicable withholding taxes.

The Offer and related withdrawal rights expired at one minute following 11:59 p.m., Eastern Time, on June 23, 2023 (the “Expiration Date”). Computershare Trust Company, N.A., in its capacity as the depository for the Offer, has advised that, as of the expiration of the Offer, 110,640,230 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 83.8% of the total number of Shares outstanding at the time of the expiration of the Offer. The number of Shares tendered satisfied the Minimum Condition. As the Minimum Condition and each of the conditions of the Offer have been satisfied, Purchaser has accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into CTI (the “Merger”) set forth in the Merger Agreement were satisfied, and on June 26, 2023, Sobi completed its acquisition of CTI by consummating the Merger without a meeting of stockholders of CTI in accordance with Section 251(h) of the Delaware General Corporation Law (“DGCL”), with CTI continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), the Shares not tendered pursuant to the Offer (other than Shares held by (1) CTI (or in its treasury)or CTI’s subsidiary, (2) Sobi, Purchaser or any of their direct or indirect wholly owned subsidiaries, or (3) stockholders of CTI who have perfected their statutory rights of appraisal under the DGCL) were each converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and subject to any applicable withholding taxes. As a result of the Merger, the Surviving Corporation became a wholly owned indirect subsidiary of Sobi.

In addition, immediately prior to the Effective Time, each unexpired and unexercised option to purchase Shares under any CTI stock plan (each, a “Company Stock Option”), whether or not vested, and that had an exercise price per Share that was less than the Offer Price, was cancelled and converted into the right to receive a payment in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the total number of Shares subject to such Company Stock Option immediately prior to such cancellation and (ii) the excess, if any, of the Offer Price over the exercise price per Share subject to such Company Stock Option immediately prior to such cancellation. At the Effective Time, each Company Stock Option that was then outstanding and unexercised, whether or not vested, and that had an exercise price per Share that was equal to or greater than the Offer Price, was cancelled and the holder thereof was not entitled to any payment with respect to such cancelled Company Stock Option.

In addition, each share of CTI preferred stock that was issued and outstanding immediately prior to the Effective Date was converted into the right to receive $91,000 per share (which was calculated in accordance with CTI’s certificate of designation applicable to such share of CTI preferred stock), without interest and subject to any applicable withholding taxes.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to CTI’s Current Report on Form 8-K, filed with the SEC on May 10, 2023, and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement.

In connection with the closing of the Merger, on June 26, 2023, CTI repaid in full and terminated its Credit Agreement, dated August 25, 2021, by and between CTI and Drug Royalty III LP 2.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosures under Item 1.02 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On June 26, 2023, CTI (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Shares effective before the opening of trading on June 26, 2023 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. CTI intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of CTI’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of CTI, and Sobi, as the parent of Purchaser, acquired control of CTI. To the knowledge of CTI, there are no arrangements which may at a subsequent date result in a further change in control of CTI.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, the directors of Purchaser immediately prior to the Effective Time became the directors of the Surviving Corporation. As of the Effective Time, Adam R. Craig, Laurent Fischer, David Parkinson, Diane Parks, Matthew D. Perry, Michael A. Metzger and Reed V. Tuckson each ceased to be directors of CTI and members of any committee of CTI’s board of directors. These departures were not a result of any disagreement between CTI and the directors on any matter relating to CTI’s operations, policies or practices.

The directors of Purchaser immediately prior to the Effective Time were Guido Oelkers, Henrik Stenqvist and Torbjörn Hallberg. The executive officers of Purchaser immediately prior to the Effective Time were Guido Oelkers, President, Henrik Stenqvist, Treasurer and Guled H. Adam, Secretary. Information regarding the new directors of the Surviving Corporation has been previously disclosed in Annex A of the Offer to Purchase filed as Exhibit (a)(1)(i) to the Tender Offer Statement on Schedule TO filed by Sobi and Purchaser with the SEC on May 25, 2023, as subsequently amended, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, CTI’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, CTI’s amended and restated by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Second Amended and Restated By-Laws”).

Copies of the Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 10, 2023, among CTI BioPharma Corp., Swedish Orphan Biovitrum AB (publ) and Cleopatra Acquisition Corp. (incorporated by reference to Exhibit 2.1 to CTI’s Current Report on Form 8-K filed with the SEC on May 10, 2023).*

3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation, dated June 26, 2023.

3.2	Second Amended and Restated By-Laws of the Surviving Corporation, dated June 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BioPharma Corp.

By:	/s/ Henrik Stenqvist
Name: Henrik Stenqvist Title: Treasurer

Dated: June 26, 2023

[Signature Page to CTI BioPharma Corp. Form 8-K]